                                                                    EXHIBIT 12.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of APT Satellite Holdings Limited (the "Company") on Form 20-F for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chen Zhaobin, Executive Director and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date: June 28, 2004

/s/ Chen Zhaobin
___________________________________

Chen Zhaobin
Executive Director and President
APT Satellite Holdings Limited

A signed original of this written statement required by Section 906 has been provided to APT Satellite Holdings Limited (the "Company") and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.